INVESTOR PRESENTATION 2015 THIRD QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2015 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2015 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION A reconciliation of GAAP financial measures to non-GAAP financial measures is included in a schedule accompanying the consolidated financial statements in this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net Income and Net Income per share financial measures included herein are attributable to the shareholders of Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 Q3 ADJUSTED P&L SUMMARY* * The Q3 Adjusted P&L Summary for the current and prior periods is presented on a non-GAAP basis and excludes the items set out on page 4. Non-GAAP financial measures should not be used as alternatives to the most directly comparable GAAP financial measures and are also not intended to supersede or replace the company's GAAP financial measures. The company believes it is useful to investors to provide the non-GAAP financial measures to assess the company's operating performance. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation. 2015 % OF NET SALES 2014 % OF NET SALES NET SALES $878,572 100.0% $911,453 100.0% GROSS PROFIT 557,214 63.4% 567,070 62.2% OPERATING EXPENSE 510,057 58.1% 514,970 56.5% OTHER OPERATING INCOME, NET (3,919) -0.4% (1,534) -0.2% OPERATING INCOME 51,076 5.8% 53,634 5.9% INTEREST EXPENSE, NET 4,586 0.5% 5,572 0.6% INCOME BEFORE TAXES 46,490 5.3% 48,062 5.4% TAX EXPENSE 13,179 1.5% 17,656 1.9% NET INCOME 32,917 3.7% 30,406 3.3% NET INCOME PER SHARE BASIC $0.48 $0.43 DILUTED $0.48 $0.42 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,866 70,814 DILUTED 69,265 72,128

4 EXCLUDED ITEMS (PRE-TAX) 2015 Q1 Q2 Q3 Q4 YEAR TO DATE INVENTORY WRITE-DOWN (RECOVERY) $26,861 $(2,621) $(2,573) $21,667 LEGAL SETTLEMENT CHARGES — 15,753 — 15,753 ASSET IMPAIRMENT, STORE FIXTURES, LEASE TERMINATION AND STORE CLOSURE COSTS 10,112 1,394 12,659 24,165 PROFIT IMPROVEMENT INITIATIVE 2,479 — — 2,479 GILLY HICKS RESTRUCTURING CHARGES (1,598) — — (1,598) TOTAL $37,854 $14,526 $10,086 $62,466 2014 Q1 Q2 Q3 Q4 FULL YEAR ASSET IMPAIRMENT, LEASE TERMINATION AND STORE CLOSURE CHARGES — — $18,958 $31,641 $50,599 PROFIT IMPROVEMENT INITIATIVE AND CORPORATE GOVERANCE 9,964 1,964 1,310 718 13,956 GILLY HICKS RESTRUCTURING CHARGES 5,633 419 — 2,378 8,431 CEO TRANSITION COSTS — — — 5,188 5,188 TOTAL $15,597 $2,383 $20,268 $39,925 $78,174

5 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. FISCAL 2015 COMPARABLE SALES BY BRAND* Q3 SALES MIX Q1 Q2 Q3 YTD ABERCROMBIE (1) -9% -7% -5% -7% HOLLISTER -6% -1% 3% -2% TOTAL COMPANY -8% -4% -1% -4% ABERCROMBIE 46.8% HOLLISTER 53.2% YTD SALES MIX ABERCROMBIE 47.0% HOLLISTER 53.0%

6 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. FISCAL 2015 COMPARABLE SALES BY GEOGRAPHY* Q3 SALES MIX Q1 Q2 Q3 YTD U.S. -7% -4% -3% -5% INTERNATIONAL -9% -4% 1% -4% TOTAL COMPANY -8% -4% -1% -4% INTERNATIONAL 34.8% U.S. 65.2% YTD SALES MIX INTERNATIONAL 36.1% U.S. 63.9%

7 Q3 ADJUSTED OPERATING EXPENSE* * Q3 Adjusted Operating Expense excludes the items set out on page 4. Non-GAAP financial measures should not be used as alternatives to the most directly comparable GAAP financial measures and are also not intended to supersede or replace the company's GAAP financial measures. The company believes it is useful to investors to provide the non-GAAP financial measures to assess the company's operating performance. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. THIRD QUARTER 2015 % OF NET SALES 2014 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $180,804 20.6% $187,459 20.6% — ALL OTHER (2) 211,555 24.1% 223,735 24.5% (40) STORES AND DISTRIBUTION 392,359 44.7% 411,194 45.1% (40) MARKETING, GENERAL & ADMINISTRATIVE 117,698 13.4% 103,776 11.4% 200 TOTAL $510,057 58.1% $514,970 56.5% 160

8 SHARE REPURCHASES FY 2015 FY 2014 SHARES REPURCHASED COST AVERAGE COST SHARES REPURCHASED COST AVERAGE COST FIRST QUARTER — — — 3,825.7 $150,000 $39.21 SECOND QUARTER — — — 1,459.4 $60,000 $41.11 THIRD QUARTER 2,460.5 $50,029 $20.33 2,039.0 $75,038 $36.80 FOURTH QUARTER — — — TOTAL 2,460.5 $50,029 $20.33 7,324.1 $285,038 $38.92

Q3 STORE OPENINGS*

	BRAND	CENTER	CITY	DATE
U.S.	Hollister	Mall of San Juan	San Juan, PR	8/8/2015
	A&F	Coolsprings Galleria	Franklin, TN	9/2/2015
	Hollister	Liberty Center	Liberty Center, OH	10/22/2015
INTERNATIONAL	Hollister	Joy City Chaoyang	Beijing, China	8/15/2015
	Hollister	YOHO Mall	Hong Kong	9/1/2015
	A&F	Riverside 66	Tianjin, China	9/19/2015
	A&F	Pacific Centre	Vancouver, CA	10/24/2015
OUTLET	A&F	The Crossings Premium Outlet	Tannersville, PA	8/8/2015
	A&F	Vacaville Premium Outlets	Vacaville, CA	8/8/2015
	A&F	Chicago Premium Outlets	Aurora, IL	8/27/2015
	A&F	Outlet Shoppes of the Bluegrass	Louisville, KY	10/24/2015

* Excludes two relocated A&F stores which are included in store openings in the store count activity table on page 11.

9

10 OUTLOOK* FOR THE FOURTH QUARTER OF FISCAL 2015, THE COMPANY EXPECTS: • COMPARABLE SALES TO BE APPROXIMATELY FLAT • CONTINUED ADVERSE EFFECTS FROM FOREIGN CURRENCY EXCHANGE RATES • GROSS MARGIN RATE TO BE APPROXIMATELY FLAT TO LAST YEAR ON A CONSTANT CURRENCY BASIS • OPERATING EXPENSE TO BE APPROXIMATELY FLAT TO LAST YEAR AFTER ABSORBING A PROVISION FOR THE RESTORATION OF INCENTIVE COMPENSATION • WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 68 MILLION SHARES, EXCLUDING EFFECTS OF POTENTIAL SHARE REPURCHASES FULL-YEAR ADJUSTED EFFECTIVE TAX RATE TO BE IN THE MID-TO-UPPER 30s, INCLUDING DISCRETE BENEFITS RELATING TO THE RELEASE OF A VALUATION ALLOWANCE AND OTHER DISCRETE TAX ITEMS FULL-YEAR CAPITAL EXPENDITURES OF APPROXIMATELY $150 MILLION * Excluded from the company's Outlook for the remainder of fiscal year 2015 are potential charges related to impairments and store closings and other potential charges related to its restructuring efforts and related tax effects.

11 Q3 STORE COUNT ACTIVITY * Includes Asia and the Middle East. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. ALL BRANDS TOTAL U.S. CANADA EUROPE REST OF WORLD* START OF Q3 2015 954 783 18 118 35 OPENINGS 13 9 1 — 3 CLOSINGS (2) (2) — — — END OF Q3 2015 965 790 19 118 38 ABERCROMBIE (1) START OF Q3 2015 388 354 6 17 11 OPENINGS 9 7 1 — 1 CLOSINGS (2) (2) — — — END OF Q3 2015 395 359 7 17 12 HOLLISTER CO. START OF Q3 2015 566 429 12 101 24 OPENINGS 4 2 — — 2 CLOSINGS — — — — — END OF Q3 2015 570 431 12 101 26

12 STRATEGIC INITIATIVES ONGOING EFFORTS TO TURN AROUND THE BUSINESS ARE FOCUSED ON: • PUTTING THE CUSTOMER AT THE CENTER OF EVERYTHING WE DO • DELIVERING A COMPELLING AND DIFFERENTIATED ASSORTMENT • OPTIMIZING OUR BRAND REACH DOMESTICALLY AND INTERNATIONALLY AND OPTIMIZING OUR PERFORMANCE IN EACH CHANNEL • DEFINING A CLEAR POSITION FOR OUR BRANDS • CONTINUING TO IMPROVE EFFICIENCY AND REDUCE EXPENSE • ENSURING WE ARE ORGANIZED TO SUCCEED

13 APPENDIX: RECONCILIATION OF Q3 2015 NON-GAAP FINANCIAL MEASURES GAAP (1) EXCLUDED ITEMS ADJUSTED NON-GAAP (6) GROSS PROFIT (2) $559,787 $(2,573) $557,214 STORES AND DISTRIBUTION EXPENSE (3) 392,942 583 392,359 ASSET IMPAIRMENT (4) 12,076 12,076 — OPERATING INCOME 40,990 10,086 51,076 INCOME BEFORE TAXES 36,404 10,086 46,490 TAX (BENEFIT) EXPENSE (5) (5,881) 19,060 13,179 NET INCOME $41,891 $(8,974) $32,917 NET INCOME PER DILUTED SHARE $0.60 $(0.12) $0.48 (1) "GAAP" refers to accounting principles generally accepted in the United States of America. (2) Excluded Items consist of benefits of $2.6 million related to higher than expected recovery on inventory previously written-down. (3) Excluded Items consist of charges of $0.6 million related to accelerated depreciation and disposal costs associated with a decision to discontinue the use of certain store fixtures. (4) Excluded Items consist of charges of $12.1 million related to stores whose asset carrying value exceeded fair value. (5) Both GAAP and Adjusted Non-GAAP reflect benefits related to a change in the estimated annual effective tax rate. In addition, GAAP and Adjusted Non-GAAP include discrete benefits of $9.7 million and $7.7 million, respectively, related to a release of a valuation allowance and other discrete tax items. (6) Non-GAAP financial measures should not be used as alternatives to the most directly comparable GAAP financial measures and are also not intended to supersede or replace the company's GAAP financial measures. The company believes it is useful to investors to provide the non-GAAP financial measures to assess the company's operating performance. THIRTEEN WEEKS ENDED OCTOBER 31, 2015 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

14 APPENDIX: RECONCILIATION OF YTD 2015 NON-GAAP FINANCIAL MEASURES (1) "GAAP" refers to accounting principles generally accepted in the United States of America. (2) Excluded Items consist of charges of $21.7 million related to an inventory write-down, net of recoveries. (3) Excluded Items consist of charges of $4.2 million related to accelerated depreciation and disposal costs associated with a decision to discontinue the use of certain store fixtures, $1.8 million related to lease termination and store closure costs, and $0.7 million related to the company's continuous profit improvement program. (4) Excluded Items consist of charges of $15.8 million related to legal settlement charges and $1.8 million related to the company's continuous profit improvement program. (5) Excluded Items consist of benefits of $1.6 million related to the Gilly Hicks brand. (6) Excluded Items consist of charges of $12.1 million related to stores whose asset carrying value exceeded fair value, $4.5 million related to the discontinued use of certain store fixtures and $1.6 million related to a company owned aircraft. (7) Non-GAAP financial measures should not be used as alternatives to the most directly comparable GAAP financial measures and are also not intended to supersede or replace the company's GAAP financial measures. The company believes it is useful to investors to provide the non-GAAP financial measures to assess the company's operating performance. THIRTY-NINE WEEKS ENDED OCTOBER 31, 2015 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) GAAP (1) EXCLUDED ITEMS ADJUSTED NON-GAAP (7) GROSS PROFIT (2) $1,481,198 $21,667 $1,502,865 STORES AND DISTRIBUTION EXPENSE (3) 1,173,773 6,665 1,167,108 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE (4) 345,077 17,523 327,554 RESTRUCTURING BENEFIT (5) (1,598) (1,598) — ASSET IMPAIRMENT (6) 18,209 18,209 — OPERATING (LOSS) INCOME (47,245) 62,466 15,221 (LOSS) INCOME BEFORE TAXES (61,037) 62,466 1,429 TAX BENEFIT (40,688) 35,961 (4,727) NET (LOSS) INCOME $(22,165) $26,505 $4,340 NET (LOSS) INCOME PER DILUTED SHARE $(0.32) $0.38 $0.06

15 APPENDIX: RECONCILIATION OF Q3 2014 NON-GAAP FINANCIAL MEASURES (1) "GAAP" refers to accounting principles generally accepted in the United States of America. (2) Excluded Items consist of charges of $2.3 million related to lease termination and store closure costs. (3) Excluded Items consist of charges of $0.7 million related to the company's profit improvement initiative and $0.6 million of legal, advisory and other costs related to certain corporate governance matters. (4) Excluded Items consist of charges of $16.7 million related to stores whose asset carrying value exceeded fair value. (5) Non-GAAP financial measures should not be used as alternatives to the most directly comparable GAAP financial measures and are also not intended to supersede or replace the company's GAAP financial measures. The company believes it is useful to investors to provide the non-GAAP financial measures to assess the company's operating performance. THIRTEEN WEEKS ENDED NOVEMBER 1, 2014 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) GAAP (1) EXCLUDED ITEMS ADJUSTED NON-GAAP (5) STORES AND DISTRIBUTION EXPENSE (2) $413,551 $2,357 $411,194 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE (3) 104,981 1,205 103,776 ASSET IMPAIRMENT (4) 16,706 16,706 — OPERATING INCOME 33,366 20,268 53,634 INCOME BEFORE TAXES 27,794 20,268 48,062 TAX EXPENSE 9,567 8,089 17,656 NET INCOME $18,227 $12,179 $30,406 NET INCOME PER DILUTED SHARE $0.25 $0.17 $0.42

16 APPENDIX: RECONCILIATION OF YTD 2014 NON-GAAP FINANCIAL MEASURES (1) "GAAP" refers to accounting principles generally accepted in the United States of America. (2) Excluded Items consist of charges of $2.3 million related to lease termination and store closure costs and $2.1 million related to the company's profit improvement initiative. (3) Excluded Items consist of charges of $7.5 million of legal, advisory and other costs related to certain corporate governance matters and $3.6 million related to the Company's profit improvement initiative. (4) Excluded Items consist of charges of $6.1 million related to the Gilly Hicks brand. (5) Excluded Items consist of charges of $16.7 million related to stores whose asset carrying value exceeded fair value. (6) Non-GAAP financial measures should not be used as alternatives to the most directly comparable GAAP financial measures and are also not intended to supersede or replace the company's GAAP financial measures. The company believes it is useful to investors to provide the non-GAAP financial measures to assess the company's operating performance. THIRTY-NINE WEEKS ENDED NOVEMBER 1, 2014 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) GAAP (1) EXCLUDED ITEMS ADJUSTED NON-GAAP (6) STORES AND DISTRIBUTION EXPENSE (2) $1,257,422 $4,365 $1,253,057 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE (3) 339,595 11,125 328,470 RESTRUCTURING CHARGES (4) 6,053 6,053 — ASSET IMPAIRMENT (5) 16,706 16,706 — OPERATING INCOME 21,353 38,249 59,602 INCOME BEFORE TAXES 11,764 38,249 50,013 TAX EXPENSE 4,331 14,193 18,524 NET INCOME $7,433 $24,056 $31,489 NET INCOME PER DILUTED SHARE $0.10 $0.33 $0.43